UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006
Live Nation, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32601 (Commission File Number)	20-3247759 (IRS Employer Identification No.)

9348 Civic Center Drive Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)
Registrant’s telephone number, including area code: (310) 867-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 25, 2006 Live Nation, Inc. (the “Company” or “Live Nation”) published a press release announcing a 15-year agreement to manage and promote Wembley Arena in London. Live Nation subsidiary, Hamsard, brokered the deal with developer Wembley London Limited, a subsidiary of Quintain Estates and Development PLC.
     A copy of the press release announcing the Wembley Arena management agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press release dated January 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 27, 2006

LIVE NATION, INC.
By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated January 25, 2006.